SUPPLEMENT DATED MARCH 19, 2010

TO PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT LATITUDE AND NEW YORK KEYPORT CHARTER

TO PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT VISTA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

The name of Rydex Global Advisors is deleted from each of the above prospectuses and is replaced by PADCO Advisors II, Inc.

Please retain this supplement with your prospectus for future reference.

Keyport (NY) 3/2010